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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                               MLC Holdings, Inc.

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             (Exact name of registrant as specified in its charter)

             Delaware                                           54-1817218

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
(State of incorporation or organization)                               (I.R.S. Employer
                                                                       Identification No.)

11150 Sunset Hills Road, Suite 110, Reston, Virginia                         20190-5321
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     (Address of principal executive offices)                                    (Zip Code)
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       Securities to be registered pursuant to Section 12(b) of the Act:

 Title of each class                       Name of each exchange on which
 to be so registered                       each class is to be registered

         None                                               None

                 If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction
A.(c)(1), please check the following box. /   /

                 If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant
to General Instruction A.(c)(2), please check the following box. /   /

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       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value

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                                (Title of class)





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Item 1.  Description of Registrant's Securities to be Registered

         Incorporated by reference to the section entitled "Description of Capital Stock" in the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on September 11, 1996 (the "Form S-1").

Item 2.  Exhibits

         The following exhibits are filed as part of this registration statement:

          *1.    Certificate of Incorporation of Registrant.

         **2.    Bylaws of Registrant.

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       * Incorporated by reference to Exhibit 3.1 to the Form S-1.

     **  Incorporated by reference to Exhibit 3.2 to the Form S-1.





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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: October 21, 1996

                                          MLC HOLDINGS, INC.

                                          By: /s/ Phillip G. Norton
                                              --------------------------------

                                          Title: Chairman, President and Chief
                                                   Executive Officer


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                               MLC Holdings, Inc.
                        Form 8-A Registration Statement

                               Index to Exhibits


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
Exhibit
Number           Description                                                         Page No.
   *1            Certificate of Incorporation of Registrant.                           --

  **2            Bylaws of Registrant.                                                 --
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     *   Incorporated by reference to Exhibit 3.1 to the Form S-1.

   **    Incorporated by reference to Exhibit 3.2 to the Form S-1.





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